EXHIBIT 99.2


NEW YORK, July 27, 1998 -- American Express Company today reported record second quarter net income of $578 million, up from $520 million in the same period a year ago. Diluted earnings per share rose 15 percent to $1.24 compared with $1.08. Revenues totaled $4.8 billion, up 8 percent from $4.4 billion. The company's return on equity was 23.5 percent.

These results were in line with  American  Express'  long-term  targets of:
12-15 percent earnings per share growth, with at least 8 percent coming from higher revenues; and a return on equity of 18-20 percent.

Travel Related Services (TRS) reported record quarterly net income of $360 million, up 18 percent from $305 million in the second quarter a year ago.

TRS' net revenues increased 8 percent from the prior year, reflecting higher billed business in the United States and internationally, as well as growth in Cardmember loans and wider interest margins. The improvement in billed business was the result of a greater number of cards outstanding and higher spending per basic Cardmember, which reflects the benefits of rewards programs and expanded merchant coverage. Interest margins widened largely because a lower portion of the loan portfolio was on introductory rates.

Provisions for losses reflect higher volumes overall and increased loss rates in the lending portfolio, partially offset by improved charge card loss rates and the benefit of securitizing a portion of the loan portfolio.

A gain of $36 million ($23 million after-tax) from securitizations was offset by increased spending on marketing and promotion efforts and had no material impact on net income or total expenses.

American Express Financial Advisors (AEFA) reported record quarterly net income of $212 million, up 16 percent from $183 million reported a year ago.

Revenue and earnings growth benefited from higher fee revenues due to an increase in managed assets, reflecting stock market appreciation and record mutual fund sales. Sales of investment certificates and life and other insurance products increased over last year; sales of annuities declined. Human resources expenses rose, largely reflecting compensation costs associated with higher sales and asset levels. Other operating expenses rose primarily from increased spending on technology, advertising and other costs related to higher business volumes.

American Express Bank/Travelers Cheque (AEB/TC) reported quarterly net income of $47 million compared with $70 million a year ago. The prior year's results included approximately $24 million ($16 million after-tax) of increased recognition of recoveries on abandoned property related to the Travelers Cheque business, which is included in other revenues.

The continuing economic downturn in Asia contributed to declines in net interest income, and commissions and fees. This decline was offset by higher foreign exchange trading revenues, primarily in Asia.

Corporate and Other reported net expenses of $41 million, compared with $38 million a year ago.

American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.


                        American Express Company
                        ------------------------
                            Financial Summary
                            -----------------
                               (Unaudited)
(Dollars in millions)
                                         Quarter Ended
                                            June 30,
                                         ------------- Percentage
                                          1998    1997  Inc/(Dec)
                                          ----    ----  ---------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                $3,270  $3,031    7.9 %
  American Express Financial Advisors     1,282   1,143   12.2
  American Express Bank/Travelers Cheque    251     282  (10.8)
                                         ------  ------
                                          4,803   4,456    7.8
  Corporate and Other,
   including adjustments and eliminations   (42)    (34) (24.1)
                                         ------  ------
CONSOLIDATED REVENUES (A)                $4,761  $4,422    7.7
                                         ======  ======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services                $  546   $  460   18.8
  American Express Financial Advisors       309      265   16.6
  American Express Bank/Travelers Cheque     23       66  (65.4)
                                         ------   ------
                                            878      791   11.1
  Corporate and Other                       (78)     (89)  11.7
                                         ------   ------
PRETAX INCOME                            $  800   $  702   14.0
                                         ======   ======

Net Income by Industry Segment
------------------------------
  Travel Related Services                $  360   $  305   18.0
  American Express Financial Advisors       212      183   16.0
  American Express Bank/Travelers Cheque     47       70  (33.7)
                                         ------   ------
                                            619      558   10.9
  Corporate and Other                       (41)     (38)  (7.5)
                                         ------   ------
NET INCOME                               $  578   $  520   11.1
                                         ======   ======

                                       Six Months Ended
                                           June 30,
                                       ----------------  Percentage
                                          1998    1997    Inc/(Dec)
                                          ----    ----    ---------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                $6,353   $5,895   7.8 %
  American Express Financial Advisors     2,503    2,227  12.4
  American Express Bank/Travelers Cheque    508      551  (7.7)
                                         ------   ------
                                          9,364    8,673   8.0
  Corporate and Other,
   including adjustments and eliminations   (82)     (88)  5.5
                                         ------   ------
CONSOLIDATED REVENUES (A)                $9,282   $8,585   8.1
                                         ======   ======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services                $1,028   $  877  17.3
  American Express Financial Advisors       580      501  15.8
  American Express Bank/Travelers Cheque   (151)     130     -
                                         ------   ------
                                          1,457    1,508  (3.4)
  Corporate and Other                       (44)    (166) 73.5
                                         ------   ------
PRETAX INCOME                            $1,413   $1,342   5.3
                                         ======   ======

Net Income by Industry Segment
------------------------------
  Travel Related Services                $  676   $  572  18.0
  American Express Financial Advisors       398      340  17.1
  American Express Bank/Travelers Cheque    (36)     139     -
                                         ------   ------
                                          1,038    1,051  (1.3)
  Corporate and Other                        (1)     (77) 99.4
                                         ------   ------
NET INCOME                               $1,037   $  974   6.5
                                         ======   ======

(A) Revenues are reported net of interest expense, where applicable.

                             American Express Company
                             ------------------------
                           Financial Summary (continued)
                           -----------------------------
                                   (Unaudited)

                                       Quarter Ended
                                          June 30,
                                      --------------   Percentage
                                      1998      1997   Inc/(Dec)
                                      ----      ----   ----------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share       $ 1.27     $ 1.12      13.4 %
                                    ======     ======
  Average common shares
   outstanding (millions)            456.3      465.1      (1.9)
                                    ======     ======

Diluted
-------
  Net Income Per Common Share       $ 1.24     $ 1.08      14.8
                                    ======     ======
  Average common shares
   outstanding (millions)            465.3      480.1      (3.1)
                                    ======     ======

Cash dividends declared
 per common share                   $0.225     $0.225         -
                                    ======     ======


                                      Six Months Ended
                                          June 30,
                                      ---------------- Percentage
                                      1998       1997   Inc/(Dec)
                                      ----       ----   ---------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share       $ 2.26     $ 2.09       8.1 %
                                    ======     ======
  Average common shares
   outstanding (millions)            458.4      466.6      (1.8)
                                    ======     ======

Diluted
-------
  Net Income Per Common Share       $ 2.22     $ 2.02       9.9
                                    ======     ======
  Average common shares
   outstanding (millions)            467.4      481.8      (3.0)
                                    ======     ======

Cash dividends declared
 per common share                   $ 0.45     $ 0.45         -
                                    ======     ======


                   Selected Statistical Information
                   --------------------------------
                             (Unaudited)

                                       Quarter Ended
                                          June 30,
                                      --------------   Percentage
                                      1998      1997    Inc/(Dec)
                                      ----      ----    ---------

Return on Average Equity*            23.5%      23.2%         -
Common Shares Outstanding
 (millions)                          456.8      468.9      (2.6)%
Book Value per Common Share:
     Actual                         $20.35     $18.82       8.1 %
     Pro Forma*                     $19.11     $17.95       6.5 %
Shareholders' Equity (billions)     $  9.3     $  8.8       5.4 %

                                      Six Months Ended
                                           June 30,
                                      ---------------- Percentage
                                      1998      1997    Inc/(Dec)
                                      ----      ----    ---------
Return on Average Equity*            23.5%      23.2%        -
Common Shares Outstanding
 (millions)                          456.8      468.9      (2.6)%
Book Value per Common Share:
     Actual                        $ 20.35    $ 18.82       8.1 %
     Pro Forma*                    $ 19.11    $ 17.95       6.5 %
Shareholders' Equity (billions)    $   9.3    $   8.8       5.4 %

* Excludes the effect of SFAS #115 and for ROE, which is computed based on the past twelve months' net income, also excludes a fourth quarter 1996 $300 million gain on the exchange of the Company's DECS and $138 million restructuring charge.


                         American Express Company
                         ------------------------
                             Financial Summary
                             -----------------
                                (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,270
     American Express Financial Advisors                 1,282
     American Express Bank/Travelers Cheque                251
                                                        ------
                                                         4,803
     Corporate and Other,
        including adjustments and eliminations             (42)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,761
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                            $  546
     American Express Financial Advisors                   309
     American Express Bank/Travelers Cheque                 23
                                                        ------
                                                           878
     Corporate and Other                                   (78)
                                                        ------
PRETAX INCOME                                           $  800
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                            $  360
     American Express Financial Advisors                   212
     American Express Bank/Travelers Cheque                 47
                                                        ------
                                                           619
     Corporate and Other                                   (41)
                                                        ------
NET INCOME                                              $  578
                                                        ======


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,083
     American Express Financial Advisors                 1,221
     American Express Bank/Travelers Cheque                257
                                                        ------
                                                         4,561
     Corporate and Other,
        including adjustments and eliminations             (40)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,521
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                            $  482
     American Express Financial Advisors                   271
     American Express Bank/Travelers Cheque               (174)
                                                        ------
                                                           579
     Corporate and Other                                    35
                                                        ------
PRETAX INCOME                                           $  614
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                            $  315
     American Express Financial Advisors                   186
     American Express Bank/Travelers Cheque                (83)
                                                        ------
                                                           418
     Corporate and Other                                    42
                                                        ------
NET INCOME                                              $  460
                                                        ======


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,236
     American Express Financial Advisors                 1,202
     American Express Bank/Travelers Cheque                283
                                                        ------
                                                         4,721
     Corporate and Other,
        including adjustments and eliminations             (47)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,674
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                            $  439
     American Express Financial Advisors                   259
     American Express Bank/Travelers Cheque                 59
                                                        ------
                                                           757
     Corporate and Other                                   (67)
                                                        ------
PRETAX INCOME                                           $  690
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                            $  281
     American Express Financial Advisors                   183
     American Express Bank/Travelers Cheque                 66
                                                        ------
                                                           530
     Corporate and Other                                   (37)
                                                        ------
NET INCOME                                              $  493
                                                        ======


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,083
     American Express Financial Advisors                 1,169
     American Express Bank/Travelers Cheque                290
                                                        ------
                                                         4,542
     Corporate and Other,
        including adjustments and eliminations             (42)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,500
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                            $  469
     American Express Financial Advisors                   261
     American Express Bank/Travelers Cheque                 59
                                                        ------
                                                           789
     Corporate and Other                                   (71)
                                                        ------
PRETAX INCOME                                           $  718
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                            $  310
     American Express Financial Advisors                   184
     American Express Bank/Travelers Cheque                 67
                                                        ------
                                                           561
     Corporate and Other                                   (37)
                                                        ------
NET INCOME                                              $  524
                                                        ======


                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,031
     American Express Financial Advisors                 1,143
     American Express Bank/Travelers Cheque                282
                                                        ------
                                                         4,456
     Corporate and Other,
        including adjustments and eliminations             (34)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,422
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                            $  460
     American Express Financial Advisors                   265
     American Express Bank/Travelers Cheque                 66
                                                        ------
                                                           791
     Corporate and Other                                   (89)
                                                        ------
PRETAX INCOME                                           $  702
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                            $  305
     American Express Financial Advisors                   183
     American Express Bank/Travelers Cheque                 70
                                                        ------
                                                           558
     Corporate and Other                                   (38)
                                                        ------
NET INCOME                                              $  520
                                                        ======

(A) Revenues are reported net of interest expense, where applicable.


                       American Express Company
                       ------------------------
                     Financial Summary (continued)
                     -----------------------------
                              (Unaudited)

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $ 1.27
                                                        ======
  Average common shares outstanding (000's)              456.3
                                                        ======

Diluted
-------
  Net Income Per Common Share                           $ 1.24
                                                        ======
  Average common shares outstanding (000's)              465.3
                                                        ======

Cash dividends declared per common share                $0.225
                                                        ======


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                    ------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $ 1.00
                                                        ======
  Average common shares outstanding (000's)              460.7
                                                        ======

Diluted
-------
  Net Income Per Common Share                           $ 0.98
                                                        ======
  Average common shares outstanding (000's)              469.5
                                                        ======

Cash dividends declared per common share                $0.225
                                                        ======


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $ 1.07
                                                        ======
  Average common shares outstanding (000's)              460.7
                                                        ======

Diluted
-------
  Net Income Per Common Share                           $ 1.04
                                                        ======
  Average common shares outstanding (000's)              475.1
                                                        ======

Cash dividends declared per common share                $0.225
                                                        ======


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $ 1.13
                                                        ======
  Average common shares outstanding (000's)              463.0
                                                        ======

Diluted
-------
  Net Income Per Common Share                           $ 1.10
                                                        ======
  Average common shares outstanding (000's)              477.9
                                                        ======

Cash dividends declared per common share                $0.225
                                                        ======


                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $ 1.12
                                                        ======
  Average common shares outstanding (000's)              465.1
                                                        ======

Diluted
-------
  Net Income Per Common Share                           $ 1.08
                                                        ======
  Average common shares outstanding (000's)              480.1
                                                        ======

Cash dividends declared per common share                $0.225
                                                        ======


                    Selected Statistical Information
                    --------------------------------
                              (Unaudited)

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------

Return on Average Equity*                                23.5%
Common Shares Outstanding (millions)                     456.8
Book Value per Common Share:
     Actual                                             $20.35
     Pro Forma*                                         $19.11
Shareholders' Equity (billions)                           $9.3


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                    -------------

Return on Average Equity*                                23.1%
Common Shares Outstanding (millions)                     461.9
Book Value per Common Share:
     Actual                                             $20.41
     Pro Forma*                                         $19.19
Shareholders' Equity (billions)                           $9.4


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------

Return on Average Equity*                                23.5%
Common Shares Outstanding (millions)                     466.4
Book Value per Common Share:
     Actual                                             $20.53
     Pro Forma*                                         $19.29
Shareholders' Equity (billions)                           $9.6


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------

Return on Average Equity*                                23.3%
Common Shares Outstanding (millions)                     465.8
Book Value per Common Share:
     Actual                                             $19.57
     Pro Forma*                                         $18.41
Shareholders' Equity (billions)                           $9.1


                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------

Return on Average Equity*                                23.2%
Common Shares Outstanding (millions)                     468.9
Book Value per Common Share:
     Actual                                             $18.82
     Pro Forma*                                         $17.95
Shareholders' Equity (billions)                           $8.8

* Excludes the effect of SFAS #115 and for ROE, which is computed based on the past twelve months' net income, also excludes a fourth quarter 1996 $300 million gain on the exchange of the Company's DECS and $138 million restructuring charge.


(Preliminary)               Travel Related Services
                            -----------------------
                              Statement of Income
                              -------------------
                                 (Unaudited)
(Dollars in millions)
                                    Quarter Ended
                                       June 30,
                                    --------------     Percentage
                                    1998      1997      Inc/(Dec)
                                    ----      ----      ---------
Net Revenues:
  Discount Revenue                $1,525    $1,407         8.4 %
  Net Card Fees                      398       403        (1.2)
  Travel Commissions and Fees        403       381         5.9
  Other Revenues                     614       536        14.4
  Lending:
    Finance Charge Revenue           493       458         7.7
    Interest Expense                 163       154         5.8
                                  ------    ------
      Net Finance Charge Revenue     330       304         8.6
                                  ------    ------
    Total Net Revenues             3,270     3,031         7.9
                                  ------    ------
Expenses:
  Marketing and Promotion            275       233        17.7
  Provision for Losses and Claims:
    Charge Card                      236       239        (1.2)
    Lending                          187       187         0.1
    Other                             11        15       (21.5)
                                  ------    ------
      Total                          434       441        (1.3)
                                  ------    ------
  Charge Card Interest Expense       203       174        16.3
  Net Discount Expense               170       165         2.9
  Human Resources                    843       764        10.3
  Other Operating Expenses           799       794         0.7
                                  ------    ------
    Total Expenses                 2,724     2,571         5.9
                                  ------    ------
Pretax Income                        546       460        18.8
Income Tax Provision                 186       155        20.3
                                  ------    ------
Net Income                        $  360    $  305        18.0
                                  ======    ======


(Preliminary)              Travel Related Services
                           -----------------------
                             Statement of Income
                             -------------------
                       (Unaudited, Managed Asset Basis)

(Dollars in millions)
                                    Quarter Ended
                                       June 30,
                                    --------------     Percentage
                                    1998      1997      Inc/(Dec)
                                    ----      ----     ----------
Net Revenues:
  Discount Revenue                $1,525    $1,407         8.4 %
  Net Card Fees                      393       404        (2.7)
  Travel Commissions and Fees        403       381         5.9
  Other Revenues                     536       493         8.7
  Lending:
    Finance Charge Revenue           595       505        17.9
    Interest Expense                 197       171        15.3
                                  ------    ------
      Net Finance Charge Revenue     398       334        19.2
                                  ------    ------
    Total Net Revenues             3,255     3,019         7.8
                                  ------    ------
Expenses:
  Marketing and Promotion            239       233         2.3
  Provision for Losses and Claims:
    Charge Card                      307       313        (2.1)
    Lending                          251       203        23.3
    Other                             11        15       (21.5)
                                  ------    ------
      Total                          569       531         7.1
                                  ------    ------
  Charge Card Interest Expense       259       237         9.7
  Human Resources                    843       764        10.3
  Other Operating Expenses           799       794         0.7
                                  ------    ------
    Total Expenses                 2,709     2,559         5.9
                                  ------    ------
Pretax Income                        546       460        18.8
Income Tax Provision                 186       155        20.3
                                  ------    ------
Net Income                        $  360    $  305        18.0
                                  ======    ======


This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS 125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $36 million in the second quarter of 1998 ($23 million after-tax) related to the securitizations of U.S. receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in the second quarter of 1998. For purposes of this presentation such gain and a corresponding increase in Marketing and Promotion expenses have been eliminated in the second quarter of 1998.


(Preliminary)             Travel Related Services
                          -----------------------
                      Selected Statistical Information
                      --------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                      Quarter Ended
                                         June 30,
                                     ---------------   Percentage
                                     1998       1997    Inc/(Dec)
                                     ----       ----   ----------
Total Cards in Force (millions):
  United States                      29.6       29.7     (0.3)%
  Outside the United States          14.2       12.6     13.1
                                    -----      -----
    Total                            43.8       42.3      3.7
                                    =====      =====
Basic Cards in Force (millions):
  United States                      23.3       23.2      0.7
  Outside the United States          11.0        9.7     13.0
                                    -----      -----
    Total                            34.3       32.9      4.4
                                    =====      =====
Card Billed Business:
  United States                     $41.4      $37.2     11.4
  Outside the United States          15.4       14.7      4.3
                                    -----      -----
    Total                           $56.8      $51.9      9.4
                                    =====      =====

Average Discount Rate*              2.72%      2.74%        -
Average Basic Cardmember
  Spending (dollars)*              $1,717     $1,602      7.2
Average Fee per Card (dollars)*    $   38     $   39     (2.6)

Travel Sales                       $  4.9     $  4.5     10.2
Travel Commissions and Fees/Sales**  8.2%       8.5%        -

Total Debt                         $ 24.0     $ 24.0        -
Shareholder's Equity               $  5.0     $  4.7      6.8
Return on Average Equity***         26.5%      24.2%        -
Return on Average Assets***          3.2%       3.0%        -

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
** Computed from information provided herein.
***Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.


(Preliminary)              Travel Related Services
                           -----------------------
                 Selected Statistical Information (continued)
                 --------------------------------------------
                                 (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                      Quarter Ended
                                         June 30,
                                     ---------------   Percentage
                                     1998       1997    Inc/(Dec)
                                     ----       ----   ----------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                $ 23.4     $ 22.2      5.2 %
  90 Days Past Due as a % of Total   3.1%       3.3%        -
  Loss Reserves (millions)         $1,015     $  976      4.1
    % of Receivables                 4.3%       4.4%        -
    % of 90 Days Past Due            142%       134%        -
  Net Loss Ratio                    0.46%      0.50%        -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                      $ 14.8     $ 13.2     12.7
  Past Due Loans as a % of Total:
    30-89 Days                       2.3%       2.5%        -
    90+ Days                         1.1%       1.1%        -
  Loss Reserves (millions):
    Beginning Balance              $  591     $  533     10.9
      Provision                       219        198     10.3
      Net Charge-Offs/Other          (233)      (197)    18.1
                                   ------     ------
    Ending Balance                 $  577     $  534      8.1
                                   ======     ======
    % of Loans                       3.9%       4.1%        -
    % of Past Due                    115%       113%        -
  Average Loans                    $ 14.5     $ 13.2     10.0
  Net Write-Off Rate                 6.6%       6.0%        -
  Net Interest Yield                 9.5%       8.7%        -


(Preliminary)             Travel Related Services
                          -----------------------
                            Statement of Income
                            -------------------
                               (Unaudited)
(Dollars in millions)

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,525
     Net Card Fees                                        398
     Travel Commissions and Fees                          403
     Other Revenues                                       614
     Lending:
          Finance Charge Revenue                          493
          Interest Expense                                163
                                                       ------
               Net Finance Charge Revenue                 330
                                                       ------
          Total Net Revenues                            3,270
                                                       ------
Expenses:
     Marketing and Promotion                              275
     Provision for Losses and Claims:
          Charge Card                                     236
          Lending                                         187
          Other                                            11
                                                       ------
               Total                                      434
                                                       ------
     Charge Card Interest Expense                         203
     Net Discount Expense                                 170
     Human Resources                                      843
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,724
                                                       ------
Pretax Income                                             546
Income Tax Provision                                      186
                                                       ------
Net Income                                             $  360
                                                       ======

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   --------------
Net Revenues:
     Discount Revenue                                  $1,429
     Net Card Fees                                        398
     Travel Commissions and Fees                          351
     Other Revenues                                       588
     Lending:
          Finance Charge Revenue                          478
          Interest Expense                                161
                                                       ------
               Net Finance Charge Revenue                 317
                                                       ------
          Total Net Revenues                            3,083
                                                       ------
Expenses:
     Marketing and Promotion                              244
     Provision for Losses and Claims:
          Charge Card                                     218
          Lending                                         218
          Other                                            13
                                                       ------
               Total                                      449
                                                       ------
     Charge Card Interest Expense                         197
     Net Discount Expense                                 140
     Human Resources                                      787
     Other Operating Expenses                             784
                                                       ------
          Total Expenses                                2,601
                                                       ------
Pretax Income                                             482
Income Tax Provision                                      167
                                                       ------
Net Income                                             $  315
                                                       ======


                                                   Quarter Ended
                                                    December 31,
                                                        1997
Net Revenues:                                      --------------
     Discount Revenue                                  $1,530
     Net Card Fees                                        397
     Travel Commissions and Fees                          402
     Other Revenues                                       573
     Lending:
          Finance Charge Revenue                          487
          Interest Expense                                153
                                                       ------
               Net Finance Charge Revenue                 334
                                                       ------
          Total Net Revenues                            3,236
                                                       ------
Expenses:
     Marketing and Promotion                              309
     Provision for Losses and Claims:
          Charge Card                                     201
          Lending                                         239
          Other                                            14
                                                       ------
               Total                                      454
                                                       ------
     Charge Card Interest Expense                         213
     Net Discount Expense                                 139
     Human Resources                                      805
     Other Operating Expenses                             877
                                                       ------
          Total Expenses                                2,797
                                                       ------
Pretax Income                                             439
Income Tax Provision                                      158
                                                       ------
Net Income                                             $  281
                                                       ======

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   --------------
Net Revenues:
     Discount Revenue                                  $1,422
     Net Card Fees                                        399
     Travel Commissions and Fees                          370
     Other Revenues                                       574
     Lending:
          Finance Charge Revenue                          472
          Interest Expense                                154
                                                       ------
               Net Finance Charge Revenue                 318
                                                       ------
          Total Net Revenues                            3,083
                                                       ------
Expenses:
     Marketing and Promotion                              290
     Provision for Losses and Claims:
          Charge Card                                     228
          Lending                                         179
          Other                                            14
                                                       ------
               Total                                      421
                                                       ------
     Charge Card Interest Expense                         186
     Net Discount Expense                                 142
     Human Resources                                      776
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,614
                                                       ------
Pretax Income                                             469
Income Tax Provision                                      159
                                                       ------
Net Income                                             $  310
                                                       ======

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,407
     Net Card Fees                                        403
     Travel Commissions and Fees                          381
     Other Revenues                                       536
     Lending:
          Finance Charge Revenue                          458
          Interest Expense                                154
                                                       ------
               Net Finance Charge Revenue                 304
                                                       ------
          Total Net Revenues                            3,031
                                                       ------
Expenses:
     Marketing and Promotion                              233
     Provision for Losses and Claims:
          Charge Card                                     239
          Lending                                         187
          Other                                            15
                                                       ------
               Total                                      441
                                                       ------
     Charge Card Interest Expense                         174
     Net Discount Expense                                 165
     Human Resources                                      764
     Other Operating Expenses                             794
                                                       ------
          Total Expenses                                2,571
                                                       ------
Pretax Income                                             460
Income Tax Provision                                      155
                                                       ------
Net Income                                             $  305
                                                       ======


(Preliminary)                Travel Related Services
                             -----------------------
                               Statement of Income
                               -------------------
                         (Unaudited, Managed Asset Basis)

(Dollars in millions)


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,525
     Net Card Fees                                        393
     Travel Commissions and Fees                          403
     Other Revenues                                       536
     Lending:
          Finance Charge Revenue                          595
          Interest Expense                                197
                                                       ------
               Net Finance Charge Revenue                 398
                                                       ------
          Total Net Revenues                            3,255
                                                       ------
Expenses:
     Marketing and Promotion                              239
     Provision for Losses and Claims:
          Charge Card                                     307
          Lending                                         251
          Other                                            11
                                                       ------
               Total                                      569
                                                       ------
     Charge Card Interest Expense                         259
     Human Resources                                      843
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,709
                                                       ------
Pretax Income                                             546
Income Tax Provision                                      186
                                                       ------
Net Income                                             $  360
                                                       ======


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,429
     Net Card Fees                                        398
     Travel Commissions and Fees                          351
     Other Revenues                                       511
     Lending:
          Finance Charge Revenue                          584
          Interest Expense                                194
                                                       ------
               Net Finance Charge Revenue                 390
                                                       ------
          Total Net Revenues                            3,079
                                                       ------
Expenses:
     Marketing and Promotion                              244
     Provision for Losses and Claims:
          Charge Card                                     273
          Lending                                         248
          Other                                            13
                                                       ------
               Total                                      534
                                                       ------
     Charge Card Interest Expense                         248
     Human Resources                                      787
     Other Operating Expenses                             784
                                                       ------
          Total Expenses                                2,597
                                                       ------
Pretax Income                                             482
Income Tax Provision                                      167
                                                       ------
Net Income                                             $  315
                                                       ======


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,530
     Net Card Fees                                        398
     Travel Commissions and Fees                          402
     Other Revenues                                       516
     Lending:
          Finance Charge Revenue                          574
          Interest Expense                                186
                                                       ------
               Net Finance Charge Revenue                 388
                                                       ------
          Total Net Revenues                            3,234
                                                       ------
Expenses:
     Marketing and Promotion                              309
     Provision for Losses and Claims:
          Charge Card                                     255
          Lending                                         269
          Other                                            14
                                                       ------
               Total                                      538
                                                       ------
     Charge Card Interest Expense                         266
     Human Resources                                      805
     Other Operating Expenses                             877
                                                       ------
          Total Expenses                                2,795
                                                       ------
Pretax Income                                             439
Income Tax Provision                                      158
                                                       ------
Net Income                                             $  281
                                                       ======


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,422
     Net Card Fees                                        403
     Travel Commissions and Fees                          370
     Other Revenues                                       514
     Lending:
          Finance Charge Revenue                          548
          Interest Expense                                177
                                                       ------
               Net Finance Charge Revenue                 371
                                                       ------
          Total Net Revenues                            3,080
                                                       ------
Expenses:
     Marketing and Promotion                              253
     Provision for Losses and Claims:
          Charge Card                                     284
          Lending                                         243
          Other                                            14
                                                       ------
               Total                                      541
                                                       ------
     Charge Card Interest Expense                         242
     Human Resources                                      776
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,611
                                                       ------
Pretax Income                                             469
Income Tax Provision                                      159
                                                       ------
Net Income                                             $  310
                                                       ======


                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,407
     Net Card Fees                                        404
     Travel Commissions and Fees                          381
     Other Revenues                                       493
     Lending:
          Finance Charge Revenue                          505
          Interest Expense                                171
                                                       ------
               Net Finance Charge Revenue                 334
                                                       ------
          Total Net Revenues                            3,019
                                                       ------
Expenses:
     Marketing and Promotion                              233
     Provision for Losses and Claims:
          Charge Card                                     313
          Lending                                         203
          Other                                            15
                                                       ------
               Total                                      531
                                                       ------
     Charge Card Interest Expense                         237
     Human Resources                                      764
     Other Operating Expenses                             794
                                                       ------
          Total Expenses                                2,559
                                                       ------
Pretax Income                                             460
Income Tax Provision                                      155
                                                       ------
Net Income                                             $  305
                                                       ======

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.
Under Statement of Financial Accounting Standards No. 125
(SFAS 125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $36 million
($23 million after-tax) and $37 million ($24 million after-tax) in the second quarter of 1998 and the third quarter of 1997, respectively, related to the securitizations of U.S. receivables. These gains were invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in either quarter. For purposes of this presentation such gains and the corresponding increases in Marketing and Promotion expenses have been eliminated in the respective quarters.


(Preliminary)             Travel Related Services
                          -----------------------
                      Selected Statistical Information
                      --------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.6
     Outside the United States                          14.2
                                                      ------
          Total                                         43.8
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          11.0
                                                      ------
          Total                                         34.3
                                                      ======
Card Billed Business:
     United States                                    $ 41.4
     Outside the United States                          15.4
                                                      ------
          Total                                       $ 56.8
                                                      ======
Average Discount Rate*                                 2.72%
Average Basic Cardmember
     Spending (dollars)*                              $1,717
Average Fee per Card (dollars)*                       $   38

Travel Sales                                          $  4.9
Travel Commissions and Fees/Sales**                     8.2%

Total Debt                                            $ 24.0
Shareholder's Equity                                  $  5.0
Return on Average Equity***                            26.5%
Return on Average Assets***                             3.2%


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.5
     Outside the United States                          13.8
                                                      ------
          Total                                         43.3
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          10.6
                                                      ------
          Total                                         33.9
                                                      ======
Card Billed Business:
     United States                                    $ 38.5
     Outside the United States                          14.1
                                                      ------
          Total                                       $ 52.6
                                                      ======
Average Discount Rate*                                 2.74%
Average Basic Cardmember
     Spending (dollars)*                              $1,600
Average Fee per Card (dollars)*                       $   38

Travel Sales                                          $  4.3
Travel Commissions and Fees/Sales**                     8.2%

Total Debt                                            $ 24.9
Shareholder's Equity                                  $  4.8
Return on Average Equity***                            25.7%
Return on Average Assets***                             3.1%

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.6
     Outside the United States                          13.1
                                                      ------
          Total                                         42.7
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          10.0
                                                      ------
          Total                                         33.3
                                                      ======
Card Billed Business:
     United States                                    $ 40.7
     Outside the United States                          16.0
                                                      ------
          Total                                       $ 56.7
                                                      ======
Average Discount Rate*                                 2.73%
Average Basic Cardmember
     Spending (dollars)*                              $1,731
Average Fee per Card (dollars)*                       $   38

Travel Sales                                          $  4.8
Travel Commissions and Fees/Sales**                     8.4%

Total Debt                                            $ 26.9
Shareholder's Equity                                  $  4.6
Return on Average Equity***                            25.1%
Return on Average Assets***                             3.0%

                                                   Quarter Ended
                                                   September 30,
                                                       1997
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.6
     Outside the United States                          12.8
                                                      ------
          Total                                         42.4
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.2
     Outside the United States                           9.8
                                                      ------
          Total                                         33.0
                                                      ======
Card Billed Business:
     United States                                    $ 38.0
     Outside the United States                          14.7
                                                      ------
          Total                                       $ 52.7
                                                      ======
Average Discount Rate*                                 2.72%
Average Basic Cardmember
     Spending (dollars)*                              $1,616
Average Fee per Card (dollars)*                       $   38

Travel Sales                                          $  4.2
Travel Commissions and Fees/Sales**                     8.8%

Total Debt                                            $ 25.3
Shareholder's Equity                                  $  4.9
Return on Average Equity***                            24.8%
Return on Average Assets***                             3.1%

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.7
     Outside the United States                          12.6
                                                      ------
          Total                                         42.3
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.2
     Outside the United States                           9.7
                                                      ------
          Total                                         32.9
                                                      ======
Card Billed Business:
     United States                                    $ 37.2
     Outside the United States                          14.7
                                                      ------
          Total                                       $ 51.9
                                                      ======
Average Discount Rate*                                 2.74%
Average Basic Cardmember
     Spending (dollars)*                              $1,602
Average Fee per Card (dollars)*                       $   39

Travel Sales                                          $  4.5
Travel Commissions and Fees/Sales**                     8.5%

Total Debt                                            $ 24.0
Shareholder's Equity                                  $  4.7
Return on Average Equity***                            24.2%
Return on Average Assets***                             3.0%

  * Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
 **  Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.


(Preliminary)             Travel Related Services
                          -----------------------
                 Selected Statistical Information (continued)
                 --------------------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   --------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                $ 23.4
     90 Days Past Due as a % of Total                   3.1%
     Loss Reserves (millions)                         $1,015
          % of Receivables                              4.3%
          % of 90 Days Past Due                         142%
     Net Loss Ratio                                    0.46%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                      $ 14.8
     Past Due Loans as a % of Total:
          30-89 Days                                    2.3%
          90+ Days                                      1.1%
     Loss Reserves (millions):
          Beginning Balance                           $  591
               Provision                                 219
               Net Charge-Offs/Other                    (233)
                                                      ------
          Ending Balance                              $  577
                                                      ======
          % of Loans                                    3.9%
          % of Past Due                                 115%
     Average Loans                                    $ 14.5
     Net Write-Off Rate                                 6.6%
     Net Interest Yield                                 9.5%

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   --------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $22.0
     90 Days Past Due as a % of Total                   3.4%
     Loss Reserves (millions)                          $ 967
          % of Receivables                              4.4%
          % of 90 Days Past Due                         131%
     Net Loss Ratio                                    0.47%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $14.2
     Past Due Loans as a % of Total:
          30-89 Days                                    2.5%
          90+ Days                                      1.1%
     Loss Reserves (millions):
          Beginning Balance                            $ 589
               Provision                                 221
               Net Charge-Offs/Other                    (219)
                                                       -----
          Ending Balance                               $ 591
                                                       =====
          % of Loans                                    4.2%
          % of Past Due                                 117%
     Average Loans                                     $14.2
     Net Write-Off Rate                                 6.3%
     Net Interest Yield                                 9.6%


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $23.5
     90 Days Past Due as a % of Total                   3.1%
     Loss Reserves (millions)                          $ 951

          % of Receivables                              4.0%
          % of 90 Days Past Due                         132%
     Net Loss Ratio                                    0.49%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $14.6
     Past Due Loans as a % of Total:
          30-89 Days                                    2.4%
          90+ Days                                      1.1%
     Loss Reserves (millions):
          Beginning Balance                            $ 556
               Provision                                 247
               Net Charge-Offs/Other                    (214)
                                                       -----
          Ending Balance                               $ 589
                                                       =====
          % of Loans                                    4.0%
          % of Past Due                                 116%
     Average Loans                                     $13.9
     Net Write-Off Rate                                 6.3%
     Net Interest Yield                                 9.4%


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   --------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $22.5
     90 Days Past Due as a % of Total                   3.2%
     Loss Reserves (millions)                          $ 970
          % of Receivables                              4.3%
          % of 90 Days Past Due                         133%
     Net Loss Ratio                                    0.52%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $13.5
     Past Due Loans as a % of Total:
          30-89 Days                                    2.5%
          90+ Days                                      1.1%
     Loss Reserves (millions):
          Beginning Balance                            $ 534
               Provision                                 220
               Net Charge-Offs/Other                    (198)
                                                       -----
          Ending Balance                               $ 556
                                                       =====
          % of Loans                                    4.1%
          % of Past Due                                 115%
     Average Loans                                     $13.4
     Net Write-Off Rate                                 6.5%
     Net Interest Yield                                 9.4%


                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $22.2
     90 Days Past Due as a % of Total                   3.3%
     Loss Reserves (millions)                          $ 976
          % of Receivables                              4.4%
          % of 90 Days Past Due                         134%
     Net Loss Ratio                                    0.50%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $13.2
     Past Due Loans as a % of Total:
          30-89 Days                                    2.5%
          90+ Days                                      1.1%
     Loss Reserves (millions):
          Beginning Balance                            $ 533
               Provision                                 198
               Net Charge-Offs/Other                    (197)
                                                       -----
          Ending Balance                               $ 534
                                                       =====
          % of Loans                                    4.1%
          % of Past Due                                 113%
     Average Loans                                     $13.2
     Net Write-Off Rate                                 6.0%
     Net Interest Yield                                 8.7%


(Preliminary)        American Express Financial Advisors
                     -----------------------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)
                                      Quarter Ended
                                         June 30,
                                      -------------    Percentage
                                      1998     1997     Inc/(Dec)
                                      ----     ----     ---------
Revenues:
  Investment Income                  $ 603    $ 586        2.9 %
  Management and Distribution Fees     482      360       33.8
  Other Revenues                       197      197          -
                                     -----    -----
    Total Revenues                   1,282    1,143       12.2
                                     -----    -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                          292      304       (4.1)
    Insurance                          125      113       10.0
    Investment Certificates             58       58        1.5
                                     -----    -----
      Total                            475      475       (0.1)
    Human Resources                    364      294       23.8
    Other Operating Expenses           134      109       23.2
                                     -----    -----
      Total Expenses                   973      878       10.8
                                     -----    -----
Pretax Income                          309      265       16.6
Income Tax Provision                    97       82       18.1
                                     -----    -----
Net Income                           $ 212    $ 183       16.0
                                     =====    =====


(Preliminary)          American Express Financial Advisors
                       -----------------------------------
                         Selected Statistical Information
                         --------------------------------
                                   (Unaudited)

(Dollars in millions, except where indicated)

                                      Quarter Ended
                                         June 30,
                                      -------------    Percentage
                                      1998     1997     Inc/(Dec)
                                      ----     ----     ---------

Revenues, Net of Provisions        $   807  $   668       20.9 %
Investments (billions)             $  31.0  $  29.3        5.7
Client Contract Reserves
  (billions)                       $  30.2  $  29.4        2.7
Shareholder's Equity (billions)    $   4.0  $   3.4       17.5
Return on Average Equity*            22.3%    21.2%

Life Insurance in Force
 (billions)                        $  77.8  $  71.0        9.7
Assets Owned, Managed or
   Administered (billions):
    Assets managed for
     institutions                  $  44.0  $  39.3       11.9
    Assets owned, managed or
      administered for individuals:
       Owned Assets:
         Separate Account Assets      26.6     21.1       26.2
         Other Owned Assets           37.2     35.2        5.7
                                   -------  -------
           Total Owned Assets         63.8     56.3       13.3
       Managed Assets                 83.0     66.7       24.5
       Administered Assets            11.2      6.3       79.5
                                   -------  -------
         Total                     $ 202.0  $ 168.6       19.8
                                   =======  =======
Market Appreciation (Depreciation)
  During the Period:
     Owned Assets:
       Separate Account Assets     $   361  $ 2,260          -
       Other Owned Assets          $    24  $   265          -
     Total Managed Assets          $ 1,045  $ 8,406          -

Sales of Selected Products:
     Mutual Funds                  $ 5,474  $ 4,091       33.8
     Annuities                     $   702  $   947      (25.8)
     Investment Certificates       $   383  $   285       34.4
     Life and Other Insurance
      Products                     $   104  $   100        4.2

Number of Financial Advisors         9,869    8,476       16.4
Fees From Financial Plans
 (thousands)                       $20,891  $15,227       37.2
Product Sales Generated from
 Financial Plans as a Percentage
 of Total Sales                      64.7%    66.3%

# Denotes variance of more than 100%.
* Excluding the effect of SFAS #115.


(Preliminary)        American Express Financial Advisors
                     -----------------------------------
                            Statement of Income
                            -------------------
                                (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Revenues:
     Investment Income                                  $ 603
     Management and Distribution Fees                     482
     Other Revenues                                       197
                                                        -----
          Total Revenues                                1,282
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       292
          Insurance                                       125
          Investment Certificates                          58
                                                        -----
               Total                                      475
     Human Resources                                      364
     Other Operating Expenses                             134
                                                        -----
          Total Expenses                                  973
                                                        -----
Pretax Income                                             309
Income Tax Provision                                       97
                                                        -----
Net Income                                              $ 212
                                                        =====

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Revenues:
     Investment Income                                  $ 613
     Management and Distribution Fees                     418
     Other Revenues                                       190
                                                        -----
          Total Revenues                                1,221
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       297
          Insurance                                       117
          Investment Certificates                          73
                                                        -----
               Total                                      487
     Human Resources                                      336
     Other Operating Expenses                             127
                                                        -----
          Total Expenses                                  950
                                                        -----
Pretax Income                                             271
Income Tax Provision                                       85
                                                        -----
Net Income                                              $ 186
                                                        =====


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Revenues:
     Investment Income                                  $ 595
     Management and Distribution Fees                     404
     Other Revenues                                       203
                                                        -----
          Total Revenues                                1,202
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       298
          Insurance                                       121
          Investment Certificates                          53
                                                        -----
               Total                                      472
     Human Resources                                      321
     Other Operating Expenses                             150
                                                        -----
          Total Expenses                                  943
                                                        -----
Pretax Income                                             259
Income Tax Provision                                       76
                                                        -----
Net Income                                              $ 183
                                                        =====

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Revenues:
     Investment Income                                  $ 587
     Management and Distribution Fees                     391
     Other Revenues                                       191
                                                        -----
          Total Revenues                                1,169
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       307
          Insurance                                       114
          Investment Certificates                          48
                                                        -----
               Total                                      469
     Human Resources                                      313
     Other Operating Expenses                             126
                                                        -----
          Total Expenses                                  908
                                                        -----
Pretax Income                                             261
Income Tax Provision                                       77
                                                        -----
Net Income                                              $ 184
                                                        =====

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Revenues:
     Investment Income                                  $ 586
     Management and Distribution Fees                     360
     Other Revenues                                       197
                                                        -----
          Total Revenues                                1,143
                                                        -----
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       304
          Insurance                                       113
          Investment Certificates                          58
                                                        -----
               Total                                      475
     Human Resources                                      294
     Other Operating Expenses                             109
                                                        -----
          Total Expenses                                  878
                                                        -----
Pretax Income                                             265
Income Tax Provision                                       82
                                                        -----
Net Income                                              $ 183
                                                        =====

(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Dollars in millions, except where indicated)

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------

Revenues, Net of Provisions                           $   807
Investments (billions)                                $  31.0
Client Contract Reserves (billions)                   $  30.2
Shareholder's Equity (billions)                       $   4.0
Return on Average Equity*                               22.3%

Life Insurance in Force (billions)                    $  77.8
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                  $  44.0
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   26.6
               Other Owned Assets                        37.2
                                                      -------
                    Total Owned Assets                   63.8
          Managed Assets                                 83.0
          Administered Assets                            11.2
                                                      -------
               Total                                  $ 202.0
                                                      =======
Market Appreciation (Depreciation) During
   the Period:
     Owned Assets:
          Separate Account Assets                     $   361
          Other Owned Assets                          $    24
     Total Managed Assets                             $ 1,045

Sales of Selected Products:
     Mutual Funds                                     $ 5,474
     Annuities                                        $   702
     Investment Certificates                          $   383
     Life and Other Insurance Products                $   104

Number of Financial Advisors                            9,869
Fees From Financial Plans (thousands)                 $20,891
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               64.7%

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------

Revenues, Net of Provisions                           $   734
Investments (billions)                                $  31.1
Client Contract Reserves (billions)                   $  30.3
Shareholder's Equity (billions)                       $   3.8
Return on Average Equity*                               22.1%

Life Insurance in Force (billions)                    $  76.1
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                  $  42.3
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   26.0
               Other Owned Assets                        37.0
                                                      -------
                    Total Owned Assets                   63.0
          Managed Assets                                 80.2
          Administered Assets                             9.9
                                                      -------
               Total                                  $ 195.4
                                                      =======
Market Appreciation (Depreciation) During the Period:
     Owned Assets:
          Separate Account Assets                     $ 2,610
          Other Owned Assets                          $    18
     Total Managed Assets                             $ 8,844

Sales of Selected Products:
     Mutual Funds                                     $ 5,095
     Annuities                                        $   651
     Investment Certificates                          $   458
     Life and Other Insurance Products                $    83

Number of Financial Advisors                            9,838**
Fees From Financial Plans (thousands)                 $17,521
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               65.1%

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------

Revenues, Net of Provisions                           $   731
Investments (billions)                                $  30.7
Client Contract Reserves (billions)                   $  30.2
Shareholder's Equity (billions)                       $   3.7
Return on Average Equity*                               21.8%

Life Insurance in Force (billions)                    $  74.5
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                  $  40.8
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   23.2
               Other Owned Assets                        36.6
                                                      -------
                    Total Owned Assets                   59.8
          Managed Assets                                 72.8
          Administered Assets                             8.4
                                                      -------
               Total                                  $ 181.8
                                                      =======
Market Appreciation (Depreciation) During the Period:
     Owned Assets:
          Separate Account Assets                     $  (389)
          Other Owned Assets                          $    46
     Total Managed Assets                             $  (415)

Sales of Selected Products:
     Mutual Funds                                     $ 4,563
     Annuities                                        $   795
     Investment Certificates                          $   423
     Life and Other Insurance Products                $   115

Number of Financial Advisors                            8,776
Fees From Financial Plans (thousands)                 $16,708
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               65.3%

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------

Revenues, Net of Provisions                           $   701
Investments (billions)                                $  29.9
Client Contract Reserves (billions)                   $  29.8
Shareholder's Equity (billions)                       $   3.6
Return on Average Equity*                               21.6%

Life Insurance in Force (billions)                    $  72.8
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                  $  41.0
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   23.2
               Other Owned Assets                        36.0
                                                      -------
                    Total Owned Assets                   59.2
          Managed Assets                                 71.5
          Administered Assets                             7.4
                                                      -------
               Total                                  $ 179.1
                                                      =======
Market Appreciation (Depreciation) During the Period:
     Owned Assets:
          Separate Account Assets                     $ 1,843
          Other Owned Assets                          $   195
     Total Managed Assets                             $ 5,368

Sales of Selected Products:
     Mutual Funds                                     $ 4,496
     Annuities                                        $   861
     Investment Certificates                          $   295
     Life and Other Insurance Products                $   103

Number of Financial Advisors                            8,592
Fees From Financial Plans (thousands)                 $15,538
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               66.5%

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------

Revenues, Net of Provisions                           $   668
Investments (billions)                                $  29.3
Client Contract Reserves (billions)                   $  29.4
Shareholder's Equity (billions)                       $   3.4
Return on Average Equity*                               21.2%

Life Insurance in Force (billions)                    $  71.0
Assets Owned, Managed or Administered (billions):
     Assets managed for institutions                  $  39.3
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   21.1
               Other Owned Assets                        35.2
                                                      -------
                    Total Owned Assets                   56.3
          Managed Assets                                 66.7
          Administered Assets                             6.3
                                                      -------
               Total                                  $ 168.6
                                                      =======
Market Appreciation (Depreciation) During the Period:
     Owned Assets:
          Separate Account Assets                     $ 2,260
          Other Owned Assets                          $   265
     Total Managed Assets                             $ 8,406

Sales of Selected Products:
     Mutual Funds                                     $ 4,091
     Annuities                                        $   947
     Investment Certificates                          $   285
     Life and Other Insurance Products                $   100

Number of Financial Advisors                            8,476
Fees From Financial Plans (thousands)                 $15,227
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               66.3%

*  Excluding the effect of SFAS #115.
** Includes 1,105 advisors from the acquisition of Securities
   America in the first quarter of 1998.


(Preliminary)     American Express Bank/Travelers Cheque
                  --------------------------------------
                            Statement of Income
                            -------------------
                                (Unaudited)
(Dollars in millions)
                                       Quarter Ended
                                          June 30,
                                       -------------   Percentage
                                       1998     1997    Inc/(Dec)
                                       ----     ----    ---------
Net Revenues:
  Interest Income                      $218     $226      (3.4) %
  Interest Expense                      147      148      (0.7)
                                       ----     ----
    Net Interest Income                  71       78      (8.6)
  TC Investment Income                   80       83      (3.4)
  Foreign Exchange Income                35       21      68.4
  Commissions, Fees and Other Revenue    65      100     (35.0)
                                       ----     ----
    Total Net Revenues                  251      282     (10.8)
                                       ----     ----
Expenses:
  Human Resources                        79       75       5.7
  Other Operating Expenses              136      133       2.3
  Provision for Losses                   13        8      68.9
                                       ----     ----
    Total Expenses                      228      216       5.9
                                       ----     ----
Pretax Income                            23       66     (65.4)
Income Tax Benefit                      (24)      (4)        #
                                       ----     ----
Net Income                             $ 47     $ 70     (33.7)
                                       ====     ====

  #   Denotes variance of more than 100%.


(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                        Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Dollars in billions, except where indicated)

                                         Quarter Ended
                                            June 30,
                                         -------------  Percentage
                                         1998     1997   Inc/(Dec)
                                         ----     ----   ---------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)   $1,135   $1,157    (1.9)%
Return on Average Common Equity *        10.4%    27.8%       -
Return on Average Assets *               0.50%    1.38%       -
American Express Bank:
  Total Loans                           $  6.1   $  6.4    (4.3)
  Total Nonperforming Loans (millions)  $  205   $   80       #
  Other Nonperforming Assets (millions) $   73   $    4       #
  Reserve for Credit Losses
   (millions)**                         $  350   $  131       #
  Loan Loss Reserves as a % of
   Total Loans                            4.3%     2.0%       -
  Deposits                              $  8.1   $  9.0    (9.8)
  Assets Managed/Administered ***       $  5.6   $  5.0    11.8
  Assets of Non-Consolidated Joint
    Ventures                            $  2.7   $  1.4    96.3
  Risk-Based Capital Ratios:
    Tier 1                                9.2%     8.4%       -
    Total                                12.2%    11.3%       -
    Leverage Ratio                        5.6%     5.5%       -
Travelers Cheque:
  Sales                                 $  6.4   $  6.6    (3.3)
  Average Outstanding                   $  6.0   $  6.0     0.2
  Average Investments                   $  5.7   $  5.7       -
  Tax equivalent yield                    9.0%     9.3%       -

  # Denotes variance of more than 100%.
  * Excludes the effect of SFAS No. 115 for all periods presented.

**  Allocation:
     Loans                               $265   $130
     Other Assets, primarily derivatives   84      1
     Other Liabilities                      1      -
                                         ----   ----
     Total Credit Loss Reserves          $350   $131
                                         ====   ====

*** Includes assets managed by American Express Financial
    Advisors.


(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                             Statement of Income
                             -------------------
                                  (Unaudited)
(Dollars in millions)

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Net Revenues:
     Interest Income                                    $218
     Interest Expense                                    147
                                                        ----
          Net Interest Income                             71
     TC Investment Income                                 80
     Foreign Exchange Income                              35
     Commissions, Fees and Other Revenue                  65
                                                        ----
          Total Net Revenues                             251
                                                        ----
Expenses:
     Human Resources                                      79
     Other Operating Expenses                            136
     Provision for Losses                                 13
                                                        ----
          Total Expenses                                 228
                                                        ----
Pretax Income/(Loss)                                      23
Income Tax Benefit                                       (24)
                                                        ----
Net Income/(Loss)                                       $ 47
                                                        ====

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Net Revenues:
     Interest Income                                    $210
     Interest Expense                                    139
                                                        ----
          Net Interest Income                             71
     TC Investment Income                                 80
     Foreign Exchange Income                              48
     Commissions, Fees and Other Revenue                  58
                                                        ----
          Total Net Revenues                             257
                                                        ----

Expenses:
     Human Resources                                      74
     Other Operating Expenses                            124
     Provision for Losses                                233
                                                        ----
          Total Expenses                                 431
                                                        ----
Pretax Income/(Loss)                                    (174)
Income Tax Benefit                                       (91)
                                                        ----
Net Income/(Loss)                                       $(83)
                                                        ====

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Net Revenues:
     Interest Income                                    $223
     Interest Expense                                    148
                                                        ----
          Net Interest Income                             75
     TC Investment Income                                 80
     Foreign Exchange Income                              38
     Commissions, Fees and Other Revenue                  90
                                                        ----
          Total Net Revenues                             283
                                                        ----

Expenses:
     Human Resources                                      82
     Other Operating Expenses                            123
     Provision for Losses                                 19
                                                        ----
          Total Expenses                                 224
                                                        ----
Pretax Income/(Loss)                                      59
Income Tax Benefit                                        (7)
                                                        ----
Net Income/(Loss)                                       $ 66
                                                        ====

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Net Revenues:
     Interest Income                                    $230
     Interest Expense                                    148
                                                        ----
          Net Interest Income                             82
     TC Investment Income                                 87
     Foreign Exchange Income                              23
     Commissions, Fees and Other Revenue                  98
                                                        ----
          Total Net Revenues                             290
                                                        ----

Expenses:
     Human Resources                                      76
     Other Operating Expenses                            139
     Provision for Losses                                 16
                                                        ----
          Total Expenses                                 231
                                                        ----
Pretax Income/(Loss)                                      59
Income Tax Benefit                                        (8)
                                                        ----
Net Income/(Loss)                                       $ 67
                                                        ====

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Net Revenues:
     Interest Income                                    $226
     Interest Expense                                    148
                                                        ----
          Net Interest Income                             78
     TC Investment Income                                 83
     Foreign Exchange Income                              21
     Commissions, Fees and Other Revenue                 100
                                                        ----
          Total Net Revenues                             282
                                                        ----

Expenses:
     Human Resources                                      75
     Other Operating Expenses                            133
     Provision for Losses                                  8
                                                        ----
          Total Expenses                                 216
                                                        ----
Pretax Income/(Loss)                                      66
Income Tax Benefit                                        (4)
                                                        ----
Net Income/(Loss)                                       $ 70
                                                        ====


(Preliminary)       American Express Bank/Travelers Cheque
                    --------------------------------------
                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

(Dollars in billions, except where indicated)

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   --------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,135
Return on Average Common Equity *                       10.4%
Return on Average Assets *                              0.50%
American Express Bank:
     Total Loans                                       $  6.1
     Total Nonperforming Loans (millions)              $  205
     Other Nonperforming Assets (millions)             $   73
     Reserve for Credit Losses (millions)**            $  350
     Loan Loss Reserves as a % of Total Loans            4.3%
     Deposits                                          $  8.1
     Assets Managed/Administered ***                   $  5.6
     Assets of Non-Consolidated Joint Ventures         $  2.7
     Risk-Based Capital Ratios:****
          Tier 1                                         9.2%
          Total                                         12.2%
          Leverage Ratio                                 5.6%
Travelers Cheque:
     Sales                                             $  6.4
     Average Outstanding                               $  6.0
     Average Investments                               $  5.7
     Tax equivalent yield                                9.0%

                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,119
Return on Average Common Equity *                       12.5%
Return on Average Assets *                              0.61%
American Express Bank:
     Total Loans                                       $  6.0
     Total Nonperforming Loans (millions)              $  149
     Other Nonperforming Assets (millions)             $  102
     Reserve for Credit Losses (millions)**            $  359
     Loan Loss Reserves as a % of Total Loans           4.9 %
     Deposits                                          $  8.3
     Assets Managed/Administered ***                   $  5.1
     Assets of Non-Consolidated Joint Ventures         $  2.6
     Risk-Based Capital Ratios:****
          Tier 1                                         9.0%
          Total                                         12.2%
          Leverage Ratio                                 5.1%
Travelers Cheque:
     Sales                                             $  4.8
     Average Outstanding                               $  5.7
     Average Investments                               $  5.4
     Tax equivalent yield                                9.2%

                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,248
Return on Average Common Equity *                       28.7%
Return on Average Assets *                              1.40%
American Express Bank:
     Total Loans                                       $  6.2
     Total Nonperforming Loans (millions)              $   47
     Other Nonperforming Assets (millions)             $   11
     Reserve for Credit Losses (millions)**            $  137
     Loan Loss Reserves as a % of Total Loans           2.1 %
     Deposits                                          $  8.5
     Assets Managed/Administered ***                   $  5.0
     Assets of Non-Consolidated Joint Ventures         $  2.4
     Risk-Based Capital Ratios:****
          Tier 1                                         8.8%
          Total                                         12.3%
          Leverage Ratio                                 5.3%
Travelers Cheque:
     Sales                                             $  5.2
     Average Outstanding                               $  5.7
     Average Investments                               $  5.4
     Tax equivalent yield                                9.2%

                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,203
Return on Average Common Equity *                       27.5%
Return on Average Assets *                              1.35%
American Express Bank:
     Total Loans                                       $  6.5
     Total Nonperforming Loans (millions)              $   60
     Other Nonperforming Assets (millions)             $    5
     Reserve for Credit Losses (millions)**            $  129
     Loan Loss Reserves as a % of Total Loans            1.9%
     Deposits                                          $  9.0
     Assets Managed/Administered ***                   $  5.1
     Assets of Non-Consolidated Joint Ventures         $  1.6
     Risk-Based Capital Ratios:****
          Tier 1                                         8.6%
          Total                                         11.6%
          Leverage Ratio                                 5.4%
Travelers Cheque:
     Sales                                             $  8.1
     Average Outstanding                               $  6.4
     Average Investments                               $  6.0
     Tax equivalent yield                                9.0%

                                                   Quarter Ended
                                                      June 30,
                                                        1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,157
Return on Average Common Equity *                       27.8%
Return on Average Assets *                              1.38%
American Express Bank:
     Total Loans                                       $  6.4
     Total Nonperforming Loans (millions)              $   80
     Other Nonperforming Assets (millions)             $    4
     Reserve for Credit Losses (millions)**            $  131
     Loan Loss Reserves as a % of Total Loans           2.0 %
     Deposits                                          $  9.0
     Assets Managed / Administered ***                 $  5.0
     Assets of Non-Consolidated Joint Ventures         $  1.4
     Risk-Based Capital Ratios:****
          Tier 1                                         8.4%
          Total                                         11.3%
          Leverage Ratio                                 5.5%
Travelers Cheque:
     Sales                                             $  6.6
     Average Outstanding                               $  6.0
     Average Investments                               $  5.7
     Tax equivalent yield                                9.3%

 * Excludes the effect of SFAS No. 115 for all periods presented.
**  Allocation:

                                Quarter Ended
             -----------------------------------------------------
             June 30, March 31, December 31, September 30, June 30
               1998     1998       1997         1997        1997
               ----     ----       ----         ----        ----
Loans          $265     $294       $131         $127        $130
Other Assets,
 primarily
 derivatives     84       59          6            2           1
Other
 Liabilities      1        6          -            -           -
               ----     ----       ----         ----        ----
Total Credit
 Loss Reserves $350     $359       $137         $129        $131
               ====     ====       ====         ====        ====

*** Includes assets managed by American Express Financial
    Advisors.

****March 31, 1998 amounts are proforma reflecting regulatory capital actions taken in April 1998.



                           American Express Bank
                           ---------------------
                    Asia/Pacific Region Exposure By Country
                    ---------------------------------------
                                (Unaudited)

($ in billions)

                               Net
                            Guarantees         6/30/98   3/31/98
                 FX and        and              Total     Total
Country  Loans Derivatives Contingents Other* Exposure** Exposure
-------  ----- ----------- ----------- ------ ---------- --------

Hong Kong $1.0     $  -       $0.1      $0.1     $1.2      $1.0
Indonesia  0.4      0.1        0.1       0.1      0.6       0.8
Singapore  0.3        -        0.1       0.1      0.5       0.6
Korea      0.1      0.1        0.1       0.1      0.4       0.5
Taiwan     0.3        -        0.1       0.1      0.5       0.4
China      0.1        -          -         -      0.1       0.1
Japan        -        -          -       0.1      0.1       0.1
Thailand   0.1        -          -         -      0.1       0.1
Other      0.1        -          -       0.1      0.2       0.2
          ----     ----       ----      ----     ----      ----
Total
 Asia**   $2.4     $0.2       $0.5      $0.6     $3.7      $3.7
          ====     ====       ====      ====     ====      ====

*   Includes cash, placements and securities.
**  Individual items may not add to totals due to rounding.


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